                                                                     EXHIBIT 4.2



                              [RENAISSANCE LOGO]
    NUMBER                                                           SHARES
----------------           RENAISSANCE WORLDWIDE, INC.           ---------------
REGI
----------------                                                 ---------------

COMMON STOCK                                                       COMMON STOCK

       INCORPORATED UNDER THE LAWS OF THE COMMONWEALTH OF MASSACHUSETTS
        THIS CERTIFICATE IS TRANSFERABLE IN BOSTON, MA OR NEW YORK, NY

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This Certifies that







is the owner of
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         FULLY PAID AND NONASSESSABLE SHARES, NO PAR VALUE PER SHARE,
                            OF THE COMMON STOCK OF

RENAISSANCE WORLDWIDE, INC. transferable upon the books of the Corporation in person or by attorney upon surrender of this Certificate properly endorsed or assigned. This Certificate and the shares represented hereby are subject to the laws of the Commonwealth of Massachusetts and to the provisions of the Articles of Organization and the By-Laws of the Corporation as from time to time to amended. This Certificate is not valid unless countersigned and registered by the Transfer Agent and Registrar.
     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


/s/                                  [SEAL]           /s/

CHIEF FINANCIAL OFFICER                               CHIEF EXECUTIVE OFFICER
AND TREASURER                                         AND PRESIDENT



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                          RENAISSANCE WORLDWIDE, INC.

     The Corporation is authorized to issue more than one class of stock. A statement of the powers, designations, preferences and relative participating, optional or other special rights of each class and series of stock and the qualifications, limitations or restrictions thereon will be provided without charge to each stockholder upon request to the Corporation.

     The following abbreviations, when used in the inscription on the face of this Certificate, shall be construed as though they were written out in full according to applicable laws or regulations:

     TEN COM -- as tenants in common            UNIF GIFT MIN ACT -- ____________ Custodian _______________
     TEN ENT -- as tenants by the entireties                            (Cust)                 (Minor)
     JT TEN  -- as joint tenants with right of                       under Uniform Gifts to Minors
                survivorship and not as                              Act __________________________________
                tenants in common                                                    (State)

    Additional abbreviations may also be used though not in the above list.

                                  ASSIGNMENT

     For value received, _________________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
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                  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS
                     INCLUDING POSTAL ZIP CODE OF ASSIGNEE)

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------------------------------------------------------------------------  Shares
of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint

----------------------------------------------------------------------- Attorney
to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated, ______________________        ___________________________________________
                                     NOTICE: The signature to this assignment nust correspond with the name as written upon the face of the Certificate in every particular, without alteration or enlargement, or any change whatever.




SIGNATURE(S) GUARANTEED: _______________________________________________________
                         THE SIGNATURE(S) SHOULD BE GURANTEED BY AN ELIGIBLE
GURANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.